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Exhibit 10.5
                          REGISTRATION RIGHTS AGREEMENT


     This Registration Rights Agreement (the "AGREEMENT") is made and entered into effective as of the 1st day of July, 2000, by and between Inland Real Estate Corporation, a Maryland business trust (the "COMPANY"), and Inland Real Estate Investment Corporation, a Maryland corporation ("IREIC") and The Inland Property Management Group, Inc., a Maryland corporation ("TIPMG" each of IREIC and TIPMG sometimes being hereinafter referred to as a "SHAREHOLDER" and collectively the "SHAREHOLDERS").

                              W I T N E S S E T H:

     WHEREAS, pursuant to that certain Agreement and Plan of Merger, dated March 7, 2000 (the "MERGER AGREEMENT"), the Company acquired from IREIC all of the outstanding equity securities of Inland Real Estate Advisory Services, Inc. for a total of 2,652,683 shares of common stock, par value $.01 per share, of the Company (the "COMMON STOCK") and the Company acquired from TIPMG all of the outstanding equity securities of Inland Commercial Property Management, Inc. for a total of 3,529,135 shares of Common Stock.

     WHEREAS, pursuant to the Merger Agreement, the Shareholders are being granted registration rights with respect to their shares of Common Stock.

     NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the parties hereto agree as follows:

     1. (a) Piggyback Registration. Except with respect to any Joliet Commons Registration Statement (as hereinafter defined), if the Company shall file a registration statement (other than a registration statement on Form S-4, Form S-8, or any successor form) with the Securities and Exchange Commission (the "COMMISSION") while any Registrable Securities (as hereinafter defined) are outstanding, the Company shall give all holders of any Registrable Securities (the "ELIGIBLE HOLDERS") at least 30 days' prior written notice of the filing of such registration statement. If requested by an Eligible Holder in writing within 20 days after receipt of any such notice, the Company shall, at the Company's sole expense (other than the fees and disbursements of counsel for the Eligible Holders, and the underwriting discounts, if any, payable in respect of the Registrable Securities sold by any Eligible Holder), register all or, at each Eligible Holder's option, any portion of the Registrable Securities of any Eligible Holders who shall have made such request, concurrently with the registration of such other securities, all to the extent requisite to permit the public offering and sale of the Registrable Securities through the facilities of all appropriate securities exchanges, if any, on which the Company's Common Stock is being sold or on the over-the-counter market, and will use its best efforts through its officers, directors, auditors, and counsel to cause such registration statement to become effective as promptly as practicable. Notwithstanding the foregoing, if the managing underwriter of any such offering shall advise the Company in writing that, in its opinion, the distribution of all or a portion of the Registrable Securities requested to be included in the registration concurrently with the securities being registered by the Company and the securities


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of other holders of Company securities would materially adversely affect the distribution of such securities by the Company for its own account, the Company will include in such registration first, the securities that the Company proposes to sell, second, the Registrable Securities requested to be included in such registration and other securities requested to be included in such registration by holders who have registration rights, pro rata among the holders of such Registrable Securities and such other securities on the basis of the number of shares which are owned by such holders, and third, other securities requested to be included in such registration. As used herein, "REGISTRABLE SECURITIES" shall mean the shares of Common Stock which were issued pursuant to the Merger Agreement and which have not been previously sold to the public pursuant to a registration statement or Rule 144 promulgated under the Securities Act of 1933, as amended (the "SECURITIES ACT"). Also as used herein, "JOLIET COMMONS REGISTRATION STATEMENT" shall mean a registration statement filed pursuant to Article 2 of that certain Registration Rights Agreement, dated September 30, 1998, by and between the Company and B.I.J. Limited Partnership.

        (b) Demand Registration. If at any time following the earlier of: (i) the six month anniversary of a Listing Event (as hereinafter defined); (ii) a Change in Control (as hereinafter defined); or (iii) the fourteen (14) month anniversary of the date of this Agreement provided that neither a Listing Event nor a Change in Control has occurred, the Company shall receive a written request from Eligible Holders who in the aggregate own at least 50% of the total number of shares of Common Stock then included in the Registrable Securities (the "Majority Holders"), to register the sale of all or part of such Registrable Securities, the Company shall, as promptly as practicable, and in any event not later than 45 days after such request, at the Company's sole cost and expense (other than the fees and disbursements of counsel for the Eligible Holders, and the underwriting discounts if any, payable in respect of the Registrable Securities sold by the Eligible Holders), prepare and file with the Commission a registration statement on Form S-3 covering the resale of all of the Registrable Securities; provided, however, the Company shall only be obligated to file one such registration statement. Within three business days after receiving any request contemplated by this Section 1(b), the Company shall give written notice to all the other Eligible Holders, advising each of them that the Company is proceeding with such registration and offering to include therein all or any portion of any such other Eligible Holder's Registrable Securities, provided that the Company receives a written request to do so from such Eligible Holder within 30 days after receipt by him or it of the Company's notice. In the event that Form S-3 is unavailable for such a registration, the Company shall use such other form as is available for such a registration, subject to the provisions below. The Company shall use its best efforts to have the registration statement declared effective within ninety (90) days of its filing. In the event that Form S-3 is not available for any registration of Registrable Securities hereunder, the Company shall (A) register the sale of the Registrable Securities on another appropriate form and (B) undertake to register the Registrable Securities on Form S-3 as soon as such form is available, provided that the Company shall maintain the effectiveness of the registration statement then in effect until such time as a registration statement on Form S-3 covering the Registrable Securities has been declared effective by the Commission. As used herein, "LISTING EVENT" shall mean an event by which the Company lists the shares of its $0.01 par value common stock on a national securities exchange or designates its shares for quotation on the NASDAQ National Market System. Additionally, as used herein "CHANGE IN CONTROL" shall mean

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(X) the approval by the Company's stockholders of (A) a merger or consolidation of the Company with an unaffiliated third party where the Company is not the surviving entity, or (B) the sale of substantially all of the assets of the Company, or (Y) the acquisition of not less than twenty five percent (25%) of the equity voting securities of the Company by a person, or group of persons acting in concert, not affiliated with The Inland Group, Inc.

        (c) In the event of a registration pursuant to the provisions of this
Section 1, the Company shall use its best efforts to cause the Registrable Securities so registered to be registered or qualified for sale under the securities or blue sky laws of such jurisdictions as the Eligible Holder or such holders may reasonably request; provided, however, that the Company shall not be required to qualify to do business in any state by reason of this Section 1(c) in which it is not otherwise required to qualify to do business.

        (d) The Company shall keep effective any registration or qualification contemplated by this Section 1 and shall from time to time amend or supplement each applicable registration statement, preliminary prospectus, final prospectus, application, document and communication for such period of time as shall be required to permit the Eligible Holders to complete the offer and sale of the Registrable Securities covered thereby. The Company shall keep the registration statement referred to in Section 1(b) hereof effective at all times until the earlier of: (i) the date as of which the Shareholders may sell all of the Registrable Securities without restriction pursuant to Rule 144(k) promulgated under the Securities Act (or successor thereto); or (ii) the date on which the Shareholders shall have sold to the public all the Registrable Securities.

        (e) In the event of a registration pursuant to the provisions of this
Section 1, the Company shall furnish to each Eligible Holder such number of copies of the registration statement and of each amendment and supplement thereto (in each case, including all exhibits), such reasonable number of copies of each prospectus contained in such registration statement and each supplement or amendment thereto (including each preliminary prospectus), all of which shall conform to the requirements of the Securities Act and the rules and regulations thereunder, and such other documents, as any Eligible Holder may reasonably request to facilitate the disposition of the Registrable Securities included in such registration.

        (f) In the event of a registration pursuant to the provisions of this
Section 1, the Company shall furnish each Eligible Holder of any Registrable Securities so registered with an opinion of its counsel (reasonably acceptable to the Eligible Holders) to the effect that (i) the registration statement has become effective under the Securities Act and no order suspending the effectiveness of the registration statement, preventing or suspending the use of the registration statement, any preliminary prospectus, any final prospectus, or any amendment or supplement thereto has been issued, nor has the Commission or any securities or blue sky authority of any jurisdiction instituted or threatened to institute any proceedings with respect to such an order, (ii) the registration statement and each prospectus forming a part thereof (including each preliminary prospectus), and any amendment or supplement thereto, comply as to form with the Securities Act and the rules and regulations thereunder, and
(iii) such counsel has no knowledge of any material misstatement or

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omission in such registration statement or any prospectus, as amended or supplemented. Such opinion shall also state the jurisdictions in which the Registrable Securities have been registered or qualified for sale pursuant to the provisions of Section 1(c).

        (g) The Company agrees that until all the Registrable Securities have been sold under a registration statement or pursuant to Rule 144 under the Securities Act, it shall keep current in filing all reports, statements and other materials required to be filed with the Commission to permit holders of the Registrable Securities to sell such securities under Rule 144. The Company shall furnish to each holder of Registrable Securities, promptly upon request:
(i) any information as may be reasonably requested to permit such holders to sell such securities pursuant to Rule 144 without registration, including a written statement by the Company that is has complied with the reporting requirements of the Securities Exchange Act of 1934 necessary for such holder to sell such securities pursuant to Rule 144; and (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company.

        (h) The Company shall notify the Eligible Holders of the Registrable Securities promptly when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed.

        (i) The Company shall promptly notify the Eligible Holders of the Registrable Securities at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, would include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and shall promptly prepare and furnish to them such number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.

        (j) If requested by the underwriter for any underwritten offering of Registrable Securities on behalf of an Eligible Holder of Registrable Securities pursuant to a registration requested under Section 1(a), the Company and such Eligible Holder of Registrable Securities will enter into an underwriting agreement with such underwriter for such offering, which shall be reasonably satisfactory in substance and form to the Company and the Company's counsel, such Eligible Holder of Registrable Securities and the underwriter, and such agreement shall contain such representations and warranties by the Company and such Eligible Holder of Registrable Securities (provided, however, that the representations and warranties required of an Eligible Holder shall only relate to a description of such Eligible Holder and its holding of Company capital stock) and such other terms and provisions as are customarily contained in an underwriting agreement with respect to secondary distributions solely by selling stockholders, including, without limitation, indemnities substantially to the effect and to the extent provided in Section 2 hereof.

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        (k) Following the effective date of any registration statement filed pursuant to this Agreement and subject to the limitations set forth herein, the Company shall be entitled, from time to time, to notify (the "BLACKOUT NOTICE") the Eligible Holders to discontinue offers or sales of shares pursuant to such registration statement for Registrable Securities for the period of time stated in the notice (the "BLACKOUT PERIOD"), if the Company determines, in its reasonable business judgment, that the disclosure required in connection with the offers and sales of the Registrable Securities could materially damage the Company's ability to successfully complete an acquisition, corporate reorganization, securities offering or other voluntary transaction undertaken by the Company (which information the Company would not be required to disclose at such time other than in connection with the Eligible Holders' registration statement) that is material to the Company. No Blackout Period shall extend longer than ninety (90) consecutive calendar days and the Company shall use its best efforts to not impose Blackout Periods which, in the aggregate, exceed ninety (90) days in any twelve (12) month period.

     2. Indemnification. (a) Subject to the conditions set forth below, the Company agrees to indemnify and hold harmless each Eligible Holder, its officers, directors, partners, employees, agents, and counsel, and each person, if any, who controls any such person within the meaning of Section 15 of the Securities Act or Section 20(a) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), from and against any and all loss, liability, charge, claim, damage, and expense whatsoever (which shall include, for all purposes of this Section 2, but not be limited to, reasonable attorneys' fees and any and all reasonable expenses whatsoever incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), as and when incurred, arising out of, based upon, or in connection with (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any registration statement, preliminary prospectus, or final prospectus (as from time to time amended and supplemented), or any amendment or supplement thereto, relating to the sale of any of the Registrable Securities or
(B) in any application or other document or communication (in this Section 2 collectively called an "APPLICATION") executed by or on behalf of the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to register or qualify any of the Registrable Securities under the securities or blue sky laws thereof or filed with the Commission or any securities exchange; or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements made therein not misleading, unless (x) such statement or omission was made in reliance upon and in conformity with written information furnished to the Company with respect to such Eligible Holder by or on behalf of such person expressly for inclusion in any registration statement, preliminary prospectus, or final prospectus, or any amendment or supplement thereto, or in any application, as the case may be, or (y) such loss, liability, charge, claim, damage or expense arises out of such Eligible Holder's failure to comply with the terms and provisions of this Agreement, or (ii) any breach of any representation, warranty, covenant, or agreement of the Company contained in this Agreement. The foregoing agreement to indemnify shall be in addition to any liability the Company may otherwise have, including liabilities arising under this Agreement.


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     If any action is brought against any Eligible Holder or any of its officers, directors, partners, employees, agents, or counsel, or any controlling persons of such person (an "INDEMNIFIED PARTY") in respect of which indemnity may be sought against the Company pursuant to the foregoing paragraph, such indemnified party or parties shall promptly notify the Company in writing of the institution of such action (but the failure so to notify shall not relieve the Company from any liability other than pursuant to this Section 2(a)) and the Company shall promptly assume the defense of such action, including the employment of counsel (reasonably satisfactory to such indemnified party or parties), provided that the indemnified party shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such action or the Company shall not have promptly employed counsel reasonably satisfactory to such indemnified party or parties, or such indemnified party or parties shall have reasonably concluded that there may be one or more legal defenses available to it or them or to other indemnified parties which are different from or additional to those available to the Company, in any of which events such fees and expenses shall be borne by the Company and the Company shall not have the right to direct the defense of such action on behalf of the indemnified party or parties. Anything in this Section 2 to the contrary notwithstanding, the Company shall not be liable for any settlement of any such claim or action effected without its written consent, which shall not be unreasonably withheld. The Company shall not, without the prior written consent of each indemnified party that is not released as described in this sentence, settle or compromise any action, or permit a default or consent to the entry of judgment in or otherwise seek to terminate any pending or threatened action, in respect of which indemnity may be sought hereunder (whether or not any indemnified party is a party thereto), unless such settlement, compromise, consent, or termination includes an unconditional release of each indemnified party from all liability in respect of such action. The Company agrees promptly to notify Eligible Holders of the commencement of any litigation or proceedings against the Company or any of it officers or directors in connection with the sale of any Registrable Securities or any preliminary prospectus, prospectus, registration statement, or amendment or supplement thereto, or any application relating to any sale of any Registrable Securities.

        (b) Each Eligible Holder agrees to indemnify and hold harmless the Company, each director of the Company, each officer of the Company who shall have signed any registration statement covering Registrable Securities held by such Eligible Holder, each other person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, and its or their respective counsel, to the same extent as the foregoing indemnity from the Company to such Eligible Holder in Section 2(a), but only with respect to statements or omissions, if any, made in any registration statement, preliminary prospectus, or final prospectus (as from time to time amended and supplemented), or any amendment or supplement thereto, or in any application, in reliance upon and in conformity with written information furnished to the Company with respect to such Eligible Holder by or on behalf of such Eligible Holder, expressly for inclusion in any such registration statement, preliminary prospectus, or final prospectus, or any amendment or supplement thereto, or in any application, as the case may be. If any action shall be brought against the Company or any other person so indemnified based on any such registration statement,

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preliminary prospectus, or final prospectus or any amendment or supplement thereto, or in any application, and in respect of which indemnity may be sought against such Eligible Holder pursuant to this Section 2(b), such Eligible Holder shall have the rights and duties given to the Company, and the Company and each other person so indemnified shall have the rights and duties given to the indemnified parties, by the provisions of Section 2(a).

        (c) To provide for just and equitable contribution, if (i) an indemnified party makes a claim for indemnification pursuant to Section 2(a) or 2(b) (subject to the limitations thereof) but it is found in a final judicial determination, not subject to further appeal, that such indemnification may not be enforced in such case, even though this Agreement expressly provides for indemnification in such cases, or (ii) any indemnified or indemnifying party seeks contribution under the Securities Act, the Exchange Act or otherwise, then the Company (including for this purpose any contribution made by or on behalf of any director of the Company, any officer of the Company who signed any such registration statement, any controlling person of the Company, and its or their respective counsel), as one entity, and the Eligible Holders of the Registrable Securities, included in such registration in the aggregate (including for this purpose any contribution by or on behalf of an indemnified party), as a second entity, shall contribute to the losses, liabilities, claims, damages, and expenses whatsoever to which any of them may be subject, on the basis of relevant equitable considerations such as the relative fault of the Company and such Eligible Holders in connection with the facts which resulted in such losses, liabilities, claims, damages, and expenses. The relative fault, in the case of an untrue statement, alleged untrue statement, omission, or alleged omission shall be determined by, among other things, whether such statement, alleged statement, omission, or alleged omission relates to information supplied by the Company or by such Eligible Holders, and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement, alleged statement, omission, or alleged omission. The Company and Eligible Holders agree that it would be unjust and inequitable if the respective obligations of the Company and the Eligible Holders for contribution were determined by pro rata or per capita allocation of the aggregate losses, liabilities, claims, damages, and expenses (even if each Eligible Holder and the other indemnified parties were treated as one entity for such purpose) or by any other method of allocation that does not reflect the equitable considerations referred to in this Section 2(c). In no case shall any Eligible Holder be responsible for a portion of the contribution obligation imposed on all Eligible Holders in excess of its pro rata share based on the number of shares of Common Stock owned by him and included in such registration as compared to the number of shares of Common Stock owned by all Eligible Holders and included in such registration. No person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. For purposes of this Section 2(c), each person, if any, who controls any Eligible Holder within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act and each officer, director, partner, employee, agent, and counsel of Eligible Holder or control person shall have the same rights to contribution as such Eligible Holder or control person and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, each officer of the Company who shall have signed any such registration statement, each director of the Company, and its or their respective counsel shall have the same rights to contribution as the Company, subject in each case to

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the provisions of this Section 2(c). Anything in this Section 2(c) to the contrary notwithstanding, no party shall be liable for contribution with respect to the settlement of any claim or action effected without its written consent. This Section 2(c) is intended to supersede any right to contribution under the Securities Act, the Exchange Act or otherwise.

        (d) In no event and under no circumstances shall an Eligible Holder provide indemnification or contribution payments in excess of the net proceeds received by such Eligible Holder as a result of the sale of the Registrable Securities pursuant to the applicable Registration Statement.

     3. Registration Procedures. Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company will use its reasonable best efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company will as expeditiously as possible:

        (a) prepare and file with the Commission a registration statement with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus, or any amendments or supplements thereto, the Company will furnish copies of all such documents proposed to be filed to the counsel or counsels for the sellers of the Registrable Securities covered by such registration statement and obtain such counsels' approval of such filing, which approval shall not be unreasonably withheld or delayed);

        (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus(es) used in connection therewith as may be necessary to keep such registration statement effective for a period required by this Agreement and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

        (c) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed;

        (d) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

        (e) in the event Eligible Holders who hold a majority of the Registrable Securities select underwriters to sell Registrable Securities, the Company shall enter into and perform its obligations under such customary agreements (including underwriting agreements in customary form) and take all such other customary and commercially reasonable actions as the holders of a majority of the Registrable Securities being sold or the underwriters reasonably request in order to expedite

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or facilitate the disposition of such Registrable Securities (including, but not limited to, effecting a stock split or a combination of shares);

        (f) if requested by an Eligible Holder or any underwriter selected by Eligible Holders who hold a majority of the Registrable Securities, the Company shall: (i) immediately incorporate in a prospectus supplement or post-effective amendment such information as such Eligible Holders or underwriter requests to be included therein relating to the sale and distribution of Registrable Securities, including, but not limited to, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities;
(ii) make all required filings of such prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) supplement or make amendments to any Registration Statement if requested by such holders of Registrable Securities or underwriter;

        (g) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement; and

        (h) advise each seller of such Registrable Securities, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for such purpose and promptly use all commercially reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued.

    4.  Miscellaneous.

        (a) Remedies. In the event of a breach by the Company of its obligations under this Agreement, each Shareholder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement.

        (b) Agreements and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, unless such amendment, modification or supplement is in writing and signed by the parties hereto.

        (c) Notices. All notices and other communications provided for or permitted hereunder shall be made in accordance with the provisions of the Merger Agreement.


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        (d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent holders of the Registrable Securities subject to the terms hereof.

        (e) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

        (f) Headings. The headings in this Agreement are for convenience of references only and shall not limit or otherwise affect the meaning hereof.

        (g) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois without reference to its conflicts of law provisions.

        (h) Severability. In the event that any one or more of the provisions contained herein, or the application hereof in any circumstance is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provisions contained herein shall not be affected or impaired thereby.

        (i) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of this agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises warranties or undertakings, other than those set forth or referred to herein, concerning the registration rights granted by the Company pursuant to this Agreement.



        [Rest of Page Intentionally Left Blank, Signature Page to Follow]

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        IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first written above.

                                   INLAND REAL ESTATE CORPORATION


                                   By:     /s/ Robert D. Parks
                                       -----------------------------------------
                                   Title:   President
                                         ---------------------------------------

                                   SHAREHOLDERS:


                                   INLAND REAL ESTATE INVESTMENT
                                   CORPORATION


                                   By:   /s/ Brenda Gail Gujral
                                      ------------------------------------------
                                   Title: President
                                         ---------------------------------------

                                   THE INLAND PROPERTY
                                   MANAGEMENT GROUP, INC.


                                   By:   /s/ Norbert Treonis
                                      ------------------------------------------
                                   Title: President
                                         ---------------------------------------




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